UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    December 1, 1997


                          National Research Corporation
             (Exact name of Registrant as specified in its charter)


     Wisconsin                       0-29466                   47-0634000
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                     1033 "O" Street, Lincoln, Nebraska  68508
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On December 1, 1997, National Research Corporation (the "Company") issued a press release (a copy of which is attached as Exhibit (99) to this Current Report on Form 8-K) announcing that the Company's largest client, Kaiser Permanente-Northern California Region, informed the Company of its decision to select another organization to perform its performance measurement studies for 1998.

   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.  The following exhibit is being filed herewith:

               (99) National Research Corporation Press Release, dated December 1, 1997.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NATIONAL RESEARCH CORPORATION



   Date:  December 2, 1997              By:   /s/ Patrick E. Beans
                                        Patrick E. Beans
                                        Vice President, Treasurer, Chief
                                        Financial Officer and Secretary

                          NATIONAL RESEARCH CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated December 1, 1997

                               Exhibit

        (99)     National Research Corporation Press
                 Release, dated December 1, 1997.